Exhibit 99.1

 Independent Bank Group, Inc.  Fixed Income Investor Presentation  July 2024

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS  This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions.  Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results.  The projected financial information is intended to illustrate the potential impact of the Transaction on the Company based on the Company's current assumptions and beliefs. The projected financial information of the combined company included in this presentation are preliminary estimates based on information available to IBTX and SouthState management as of the date of this presentation.  IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.  If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC. In addition, the information on, or accessible through, our website, or any other website described herein, is not a part of, and is not incorporated or deemed to be incorporated by reference in, this presentation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  DISCLAIMER  ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT  SouthState has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC to register the shares of SouthState’s common stock that will be issued to IBTX shareholders in connection with the Transaction. The Registration Statement contains a joint proxy statement of SouthState and IBTX that also constitutes a prospectus of SouthState. The Registration Statement on Form S-4, as amended, was declared effective by the SEC on July 16, 2024, and on July 16, 2024, IBTX and SouthState each filed the definitive joint proxy statement/prospectus with the SEC. SouthState and IBTX commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about July 16, 2024.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING SOUTHSTATE, IBTX, THE TRANSACTION AND RELATED MATTERS  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by IBTX or SouthState through the website maintained by the SEC or from SouthState at its website or from IBTX at its website. Documents filed with the SEC by SouthState will be available free of charge by accessing the “SEC Filings” tab of SouthState’s website or alternatively by directing a request by mail to SouthState’s Corporate Secretary, 1101 First Street South, Suite 202, Winter Haven, FL 33880, and documents filed with the SEC by IBTX will be available free of charge by accessing IBTX’s website under the “SEC Filings” tab or, alternatively, by directing a request by mail to IBTX’s Corporate Secretary, 7777 Henneman Way, McKinney, TX 75070-1711.  PARTICIPANTS IN THE SOLICITATION  IBTX, SouthState and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IBTX and SouthState in connection with the Transaction under the rules of the SEC.  Information about the directors and executive officers of IBTX and their ownership of IBTX Common Stock is set forth in (i) the definitive joint proxy statement/prospectus related to the Transaction, including under the headings “Questions and Answers”, “Summary”, “The IBTX Special Meeting” “IBTX’s Reasons for the Merger; Recommendation of the IBTX Board of Directors”, “Interests of IBTX Directors and Executive Officers in the Merger” and “The Transaction Agreement – Description of the Support Agreements”, which was filed with the SEC by IBTX on July 16, 2024 (which is available at https://www.sec.gov/Archives/edgar/data/764038/000110465924080148/tm2417792-6_424b3.htm) and (ii) the definitive proxy statement for IBTX’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 26, 2024 (which is available at https://www.sec.gov/Archives/edgar/data/1564618/000110465924080226/tm2417792-7_defm14a.htm). Information about the directors and executive officers of IBTX, their ownership of IBTX Common Stock, and IBTX’s transactions with related persons is set forth in the sections entitled “Our Board of Directors”, “Compensation Discussion & Analysis”, “CEO Pay Ratio” and “Pay Versus Performance” of such definitive proxy statement. To the extent holdings of IBTX Common Stock by the directors and executive officers of IBTX have changed from the amounts of IBTX Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, including: the Form 4s filed by Donald L. Poarch on July 3, Michael T. Viola on July 3, Janet P. Froetscher on July 3, G. Stacy Smith on July 3, Alicia K. Harrison on July 3, Craig E. Holmes on July 3, William E. Fair on July 3, Paul E. Washington on July 3, John Webb Jennings III on July 3, Paul B. Langdale on July 8, Brenda K. Montgomery on July 8, David R. Brooks on July 8, Daniel W. Brooks on July 8, Michael B. Hobbs on July 8 and James P. Tippit on July 8. Free copies of these documents may be obtained as described above.  Information about the directors and executive officers of SouthState and their ownership of SouthState Common Stock can also be found in (i) the definitive joint proxy statement/prospectus related to the Transaction, including under the headings “Questions and Answers”, “Summary”, “The SouthState Special Meeting” “SouthState’s Reasons for the Merger; Recommendation of the SouthState Board of Directors”, “Interests of SouthState Directors and Executive Officers in the Merger” and “The Transaction Agreement – Description of the Support Agreements”, which was filed with the SEC by SouthState on July 16, 2024 (which is available at https://www.sec.gov/Archives/edgar/data/764038/000110465924080148/tm2417792-6_424b3.htm) and (ii) SouthState’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 8, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002793/ssb-20240424xdef14a.htm) and other documents subsequently filed by SouthState with the SEC. Information about the directors and executive officers of SouthState, their ownership of SouthState Common Stock, and SouthState ’s transactions with related persons is set forth in the sections entitled “Our Directors”, “Director Independence”, “Related Person and Certain Other Transactions”, “Stock Ownership of Directors, Executive Officers, and Certain Beneficial Owners”, “Director Compensation”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Executive Compensation”, “CEO Pay Ratio” and “Pay Versus Performance” of such definitive proxy statement, and the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 4, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm). To the extent holdings of SouthState Common Stock by the directors and executive officers of SouthState have changed from the amounts of SouthState Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, including: the Form 4s filed by Sara Arana on March 6, Daniel Bockhorst on March 4 and March 20, Renee Brooks on March 4 and March 19, Ronald Cofield on May 2, Shantella Cooper on May 2 and May 8, John Corbett on March 4, Jean Davis on May 2, Martin Bernard Davis on May 2, Beth DeSimone on March 4, Douglas Hertz on May 2 and May 8, Greg Lapointe on March 4 and March 5, William Matthews V on March 4, Richard Murray IV on March 4 and March 21, G. Ruffner Page Jr. on May 2 and May 8, William Pou Jr. on May 2, James Roquemore on May 2, David Salyers on May 2, Joshua Snively on May 2 and June 13, Douglas Lloyd Williams on March 4 and Stephen Dean Young on March 4. Free copies of these documents may be obtained as described above.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  DISCLAIMER (Continued)  NO OFFER OR SOLICITATION  This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.  NON-GAAP FINANCIAL MEASURES  In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “tangible common equity”, “return on average tangible common equity”, “adjusted return on average assets”, “tangible book value”, “tangible book value per common share”, “adjusted efficiency ratio”, “tangible common equity to tangible assets”, “adjusted return on average common equity”, “adjusted return on average tangible common equity”, “adjusted net income”, “net interest margin (tax equivalent)”, “net interest income (tax equivalent)”, “combined company earnings per share accretion excluding rate marks and CDI”, “combined company earnings accretion per share excluding rate marks, CDI and current expected credit losses”, “combined company tangible book value dilution excluding rate marks and CDI,” “combined company tangible book value dilution excluding rate marks, CDI and current expected credit losses,” “combined company tangible book value earnback excluding rate marks and CDI”, “combined company tangible book value earnback excluding rate marks, CDI and current expected credit losses”, adjusted noninterest expense”, “adjusted noninterest income to total revenue” and “adjusted noninterest expense to average assets” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States.   We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TODAY’S PRESENTERS  David R. Brooks  Chairman and CEO  Independent Bank Group, Inc.  Daniel W. Brooks  Vice Chairman  Independent Bank Group, Inc.  Paul B. Langdale  EVP, Chief Financial Officer  Independent Bank Group, Inc.  William E. Matthews  Chief Financial Officer  SouthState Corporation  Stephen D. Young  Chief Strategy Officer  SouthState Corporation

INDEPENDENT BANK GROUP, INC. SNAPSHOT



Denver
Dallas
Austin
Houston
San Antonio

92
Branches

1,505
Employees

1988
Year Founded

INDEPENDENT
BANK GROUP

A Unique Community Bank Growth Story

- **Founder-led organization**
- **High community involvement**
- **Conservative credit culture with history of resilient asset quality**
- **Granular loan portfolio with deep relationships across footprint in Texas and Colorado**

Corporate Info and Footprint

Headquarters: **McKinney, Texas**

Ticker: **Nasdaq: IBTX**

Chairman & CEO: **David R. Brooks**

Markets: **Metro Texas | Denver**

Balance Sheet

Total Assets: **$18.4B**

Net Loans: **$14.5B**

Total Deposits: **$15.8B**

Tangible Common Equity[(1)]: **$1.4B**

Asset Quality

NPAs / Assets: **0.35%**

ACL / Gross Loans: **0.99%**

ACL / NPLs: **259%**

LTM NCOs / Avg. Loans: **0.03%**

Capital Ratios

TCE / TA[(1)]: **7.72%**

Leverage Ratio: **8.76%**

Tier 1 Capital Ratio: **10.03%**

Total Capital Ratio: **11.75%**

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.

Source: S&P Global.
Note: IBTX Financials as of 6/30/2024.
(1) Represents a non-GAAP measure. See appendix for non-GAAP reconciliation.

6

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  INVESTMENT HIGHLIGHTS  Community bank holding company with $18.4 billion in assets and 92 financial centers across Texas and Colorado  Innately conservative credit culture with a demonstrated history of maintaining asset quality through previous downturns, including strong NCO performance  Highly granular loan portfolio with a small average credit size and low hold limits  Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado  Large insider ownership (approximately 13.4% of shares outstanding)(1) aligns shareholder interests with day-to-day management and decision making with a focus on risk management  Disciplined growth both organically and through strategic acquisitions  The SouthState transaction is expected to bolster IBTX positioning by:  Providing the combined company with scale and diversification into similar high-growth markets  Enhancing profitability profile while maintaining a strong capital base  Minimizing interest rate risk position which provides stability given uncertainty in interest rate outlook  Leveraging recent investments in technology and risk management into a ~$65B combined company regional bank  Combining two institutions with history of resilient credit and management teams with acquisition / integration experience which mitigates execution risk  Per IBTX proxy statement dated as of 4/26/2024.

 Merger Transaction Details

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  CREATING ONE OF THE SOUTH’S LEADING REGIONAL BANKS   Enhanced Scale Through Partnership(1)  Powerful Operating Leverage(4)  343  Branch Locations  #5  Largest Regional Bank in the South(3)  Dominant Southern Franchise  Presence in  12 of 15  Fastest Growing  U.S. MSAs(2)  Projected Population Growth(6) Top 20% of U.S. MSAs highlighted in blue  Combined Company Branch Footprint  $65B  Assets  $48B  Loans  $55B  Deposits  1.3%  ROAA  18.0%  ROATCE(5)  49%  Efficiency  Note: The information presented on this slide reflect expectations regarding the combined company and is inclusive of the assumptions detailed on slide 11.  Projected balances at merger close.  Includes MSAs with greater than 1 million in total population.  SSB (251)  IBTX (92)  Virginia  North Carolina  South Carolina  Georgia  Florida  Alabama  Mississippi  Louisiana  Arkansas  Tennessee  Oklahoma  Texas  Colorado  Excludes Bank of America, Capital One Financial, and Truist Financial.  2025 consensus estimates with cost savings fully phased in.  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.  Source: S&P Global as of 7/11/2024. The map reflects the Top 20% of MSAs in the United States located in the Southeastern U.S. and Colorado.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TRANSACTION RATIONALE  Significant EPS accretion with manageable tangible book value dilution  Peer leading pro forma profitability  Conservative modeling assumptions  Similar geographic business model with no market overlap promotes continuity with team members and customers  Increases scale to leverage the recent investments in technology and risk management  Acquisition and integration experience mitigates execution risk  Creates a $65 billion financial institution in key growth markets in the United States  Diversifies footprint into similar high-growth markets with a base of deep local connections  Joins two granular customer bases with a history of resilient credit  IBTX to merge into SSB; Independent Bank to merge into SouthState Bank  100% stock consideration; Fixed exchange ratio of 0.60x SSB shares for each IBTX share  Anticipated closing by the end of the first quarter of 2025; subject to SSB and IBTX shareholder and regulatory approvals  Deal Overview  Strategically   Compelling  Financially  Attractive  Well-Positioned for   Future Success

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  F INANCIAL ASSUMPTIONS   Earnings Projections  Based on consensus estimates for remaining periods of 2024 and 2025 with 5% and 5% annual long-term net income growth for SouthState and IBTX, respectively  Interest Rate Marks  $383.2 million pre-tax rate write-down on IBTX's loans (accreted into earnings over 3 years using straight-line amortization)  $38.0 million pre-tax write-down on held-to-maturity securities (proceeds reinvested)  $29.5 million pre-tax write-down on subordinated debt (amortized over 5.7 years straight-line)  $11.9 million pre-tax write-up on trust preferred debt (amortized over 10 years straight-line)  Merger Costs  $139.6 million merger expenses, net of tax, fully reflected in pro forma TBV dilution at closing  Targeted Cost Savings / Revenue Synergies  Cost savings of 25% of IBTX’s 2025 non-interest expense base, grown at 3% per year  Expected to be realized 50% in 2025, 100% thereafter  Revenue synergies expected but not included in announced financial metrics  Loan Credit Mark Estimates & CECL Double Count  $207 million gross loan credit mark or 1.42% of IBTX's total loans  $103.5 million (50%) allocated to purchase credit deteriorated (PCD) loans  $103.5 million (50%) allocated to non-PCD loans (accreted into earnings over 3 years using straight-line amortization)  Day two CECL reserve of $103.5 million non-PCD credit mark  CDI  Core deposit intangible of 3.0% of IBTX's core deposits (amortized over 10 years using sum-of-years-digits)  Other Assumptions  Sale and reinvestment of IBTX’s investment portfolio  Note: Financial assumptions as of the date of the merger announcement.

POSITIONED FOR THE FUTURE IN KEY U.S. GROWTH MARKETS

Pro Forma Deposit Footprint



Fort Collins
$1.1
Denver
Colorado Springs
$1.5
Colorado
Colorado Front Range 31 Branches
Oklahoma
Texas
Arkansas
Tennessee
Virginia
$0.5
Richmond
North Carolina
Raleigh
$2.4
Charlotte
$1.7
Greenville
Columbia
Atlanta
Augusta
Huntsville
Birmingham
$4.5
$1.5
$2.8
Wilmington
Myrtle Beach
South Carolina
Charleston
$1.0
Savannah
North Texas 39 Branches
Dallas
$7.4
Mississippi
$1.8
Alabama
Georgia
Central Texas 9 Branches
Austin
Houston
Louisiana
$1.1
$1.7
San Antonio
Mobile
Pensacola
Florida
$1.1
Jacksonville
Gainesville
Greater Houston 13 Branches
I-4 Corridor
$6.5
Orlando
Tampa
$1.1
Sarasota
Fort Lauderdale
$1.9
Miami

Pro Forma Deposits by State	
Florida	27%
Texas	22%
South Carolina	20%
Georgia	16%
Colorado	7%
North Carolina	4%
Alabama	4%
Virginia	1%

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.

Source: S&P Global.

Note 1: Pro forma deposit data as of 6/30/2023; Dollars in billions; Map includes all MSAs with more than $1B in deposits; Alabama and Virginia reflect aggregate state deposit balance.

Note 2: I-4 Corridor includes Orlando, Daytona Beach, Tampa and Lakeland MSAs; Atlanta includes Atlanta-Sandy Springs-Alpharetta, Gainesville, and Athens-Clarke County MSAs.

12

FINANCIAL IMPACT OF THE SSB AND IBTX MERGER

Combined Company Earnings and TBV Impact

Stated	Excluding Rate Marks/ CDI[1]	Excluding Rate Marks/ CDI/CECL[1]
27.3% 2025 EPS Accretion[2]	**20.4%** 2025 EPS Accretion[2]	**16.5%** 2025 EPS Accretion[2]
9.6% TBV Dilution[1]	**2.0%** TBV Dilution	**0.4%** TBV Dilution
2.0 years TBV Earnback[1]	**0.9 years** TBV Earnback	**0.3 years** TBV Earnback

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.

Note: The information presented on this slide reflect expectations regarding the combined company and is inclusive of the assumptions detailed on slide 11.

(1) Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

(2) For illustrative purposes, assumes merger with SSB closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal costs.

13

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  HISTORY OF RESILIENT CREDIT  Source: S&P Global.  Note 1: Financial data as of 3/31/2024.  Note 2: Gray line represents aggregate data of current constituents of the KBW Nasdaq Regional Banking Index (KRX).  Net Charge-Offs (“NCOs”) / Average Loans  Non-Performing Loans (“NPLs”) / Total Loans  Peak NCOs: 0.31%  Peak NCOs: 2.00%  Peak NCOs: 1.94%  SSB  IBTX  KBW Nasdaq Regional banking Index (KRX)  0.21%  0.03%  0.00%  Peak NPLs: 4.32%  Peak NPLs: 2.80%  Peak NPLs: 1.92%  0.81%  0.55%  0.38%

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  Growth Company in High-Growth Markets  Better not just Bigger  Distinct Geographic Business Model  Ownership Culture  A Leadership Academy  Growing Leaders  VISION

 Financial Overview

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  HISTORICAL BALANCE SHEET  Total Assets ($bn)  Total Loans Held-for-Investment ($bn)  Total Deposits ($bn)  Tangible Common Equity(1) ($bn)  SSB  IBTX  SSB  IBTX  SSB  IBTX  SSB  IBTX  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TRACK RECORD OF STRONG PERFORMANCE  Adjusted Return on Average Assets(1) (%)  Adjusted Return on Average Common Equity(1) (%)  Adj. Return on Avg. Tangible Common Equity(1) (%)  Tangible Book Value Per Common Share(1) ($)  SSB  IBTX  SSB  IBTX  SSB  IBTX  SSB  IBTX  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TRACK RECORD OF STRONG PERFORMANCE (Continued)  Net Interest Margin (Tax Equivalent)(1) (%)  Adjusted Efficiency Ratio(1) (%)  Adjusted Noninterest Income / Adjusted Total Revenue(1) (%)  Adjusted Noninterest Expense / Average Assets(1) (%)  SSB  IBTX  SSB  IBTX  SSB  IBTX  SSB  IBTX  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  CONSOLIDATED CAPITAL RATIOS  Tangible Common Equity / Tangible Assets(1) (%)  Leverage Ratio (%)  Tier 1 Capital Ratio (%)  Total Capital Ratio (%)  SSB  IBTX  SSB  IBTX  SSB  IBTX  SSB  IBTX  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  REGULATORY CRE AND C&D CONCENTRATION RATIOS  SSB Regulatory CRE / Total Capital (%)  IBTX Regulatory CRE / Total Capital (%)  SSB Regulatory C&D / Total Capital (%)  IBTX Regulatory C&D / Total Capital (%)  Consolidated  Bank Level  Consolidated  Bank Level  Consolidated  Bank Level  Consolidated  Bank Level

 IBTX Loan Portfolio and Credit Quality

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – LOAN PORTFOLIO OVERVIEW AS OF JUNE 30, 2024  Loan Portfolio by Industry  Loan Portfolio by Geography  $14.6B  Loans Held for Investment  0.38%  NPLs / Loans HFI  0.10%  Q2’24 NCOs / Avg. Loans  258.83%  Allowance / NPLs  6.03%  Q2’24 Loan Yield

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – COMMERCIAL REAL ESTATE PORTFOLIO AS OF JUNE 30, 2024  Total CRE Loans:   $8.4B  $37.9M  Largest CRE Loan Size  $1.8M  Average CRE Loan Size  21.3%  Owner Occupied

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – CONSTRUCTION / LAND DEVELOPMENT PORTFOLIO AS OF JUNE 30, 2024  C&D Portfolio(1)  CRE Construction Portfolio  76%  C&D / Bank Regulatory Capital  $2.2M  Average Loan Size(1)  588  C&D Loans(1)  33.2%  Owner Occupied C&D Loans(1)  97.8%  Loans in IBTX Markets(1)  (Texas and Colorado)  Includes loans greater than $500,000.  Total C&D: $1.6B

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – OFFICE CRE / C&D PORTFOLIO AS OF JUNE 30, 2024  $23.6M  Largest Office Loan  $1.3M  Average Loan Size  28.6%  Owner Occupied  Total Office CRE / C&D: $1.5B  34.3%  Office / Warehouse

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – RETAIL CRE / C&D PORTFOLIO AS OF JUNE 30, 2024  $31.1M  Largest Retail Loan  88.9%  Loans in IBTX Markets  (Texas and Colorado)  151  Number of Loans > $5M  $10.0M  Avg. Size of Loans > $5M  1,052  Total Retail Loans  $2.5M  Average Loan Size  Total Retail CRE / C&D: $2.7B

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – HOTEL / MOTEL PORTFOLIO AS OF JUNE 30, 2024  $5.6M  Average Loan Size  51.2%  Average Loan-to-Value  Total Hotel / Motel Portfolio:   $384.1M  Hotel Loans by Type  Hotel Loans by Property Location  Hotel Loans by Product Type  Granular book of hotel loans, the majority of which are branded or limited / selected service properties in IBTX core markets across Texas and Colorado

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – ENERGY LENDING AS OF JUNE 30, 2024  Energy assets are   well-diversified by basin across the United States  1.4%  Energy Reserves / Energy Loans  4.7%  Energy Loans / Total Loans HFI  Total Energy Portfolio: $658.7M

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – CONSERVATIVE CREDIT CULTURE  ACL / Loans Held for Investment(1) (%)  ACL / Non-Performing Loans (%)  Excludes mortgage warehouse purchase loans.  Prior to CECL adoption.  Allowance for Credit Losses (“ACL”) by Loan Type   as of June 30, 2024  (2)  (2)  (2)  (2)

 SSB Loan Portfolio and Credit Quality

SSB – LOAN PORTFOLIO OVERVIEW AS OF JUNE 30, 2024



Cons / Other
4%
CDL(1)
8%
Investor CRE (2)
29%
C&I
17%
Total Loans
$33.2 Billion
Owner-
Occupied
CRE
17%
Consumer RE
25%

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Investor CRE	7,947	$ 9.7B	$ 1,224,600
Consumer RE	45,512	8.4B	185,500
Owner-Occupied CRE	7,677	5.5B	719,500
C & I	19,488	5.8B	296,000
Constr., Dev. & Land	3,018	2.6B	858,900
Cons / Other[3]	54,236	1.0B	19,100
Total	**137,878**	**$ 33.1B**	**$ 240,000**

Loan Relationships	
Top 10	Represents ~2% of total loans
Top 20	Represents ~4% of total loans

- SNC loans represent approximately 2% of total outstanding loans at June 30, 2024

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.

(1) CDL includes residential construction, commercial construction, and all land development loans.
(2) Investor CRE includes non owner-occupied CRE and other income producing property.
(3) Excludes SELF loans acquired from ACBI.

32

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  SSB – NON OWNER-OCCUPIED COMMERCIAL REAL ESTATE PORTFOLIO AS OF JUNE 30, 2024  Includes loan types representing 2% or more of investor CRE portfolio; based on the total portfolio    of $9.1B, excluding 1-4 family rental properties and agricultural loans.  Weighted average DSC information from SSB’s 12/31/2023 stress test using commitment balances, totaling ~$5.4B; excludes loans below $1.5M, unless part of a larger relationship. Weighted average LTV as of 3/31/2024.   Represents % of each loan type balance.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  SSB – COMMERCIAL REAL ESTATE MATURITIES BY YEAR(1)  87% CRE loans mature in 2026 or later  Includes agricultural and 1-4 family rental properties loans.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  SSB – OFFICE PORTFOLIO AS OF JUNE 30, 2024  188-129-0  Office represents 4% of the loan portfolio  Average loan size only $1.4 million  95% located in the SouthState footprint  Approximately 10% is located within the Central Business District(1)  81% of the portfolio is less than 150K square feet(1)  81% mature in 2026 or later  58% weighted average Loan to Value(2)  1.47x weighted average Debt Service Coverage(2)  Office Portfolio By State  Office Portfolio By Metropolitan Statistical Area  Review consists of all loans over $1 million. Substantially all loans reviewed in the $1 million to $1.5 million population were 50,000 square feet or smaller and were not located in a Central Business District.  Weighted average DSC information from SSB’s 12/31/2023 stress test using commitment balances, totaling ~$5.4B; excludes loans below $1.5M, unless part of a larger relationship. Weighted average LTV as of 6/30/2024.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  SSB – CONSERVATIVE CREDIT CULTURE  ACL / Total Loans (%)  ACL / Non-Performing Loans (%)  Allowance for Credit Losses (“ACL”) by Loan Type   as of June 30, 2024  (1)  (1)  Prior to CECL adoption.

 Combined Company Loans, Deposits and Funding Overview

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  COMBINED COMPANY LOAN COMPOSITION AS OF JUNE 30, 2024  Q2’24 Yield on Loans: 5.82%   CRE Concentration: 227%  C&D Concentration: 50%  SouthState Corporation  Independent Bank Group, Inc.  Combined Company(1)  Total Loans: $33.2B  Total Loans: $14.6B  Total Loans: $47.9B  Source: SSB and IBTX earnings releases.  Excludes purchase accounting adjustments.  Includes 1-4 family real estate and 1-4 family construction.  Q2’24 Yield on Loans: 6.03%   CRE Concentration: 431%  C&D Concentration: 82%  Q2’24 Yield on Loans: 5.88%   CRE Concentration: 282%  C&D Concentration: 58%  (2)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  COMBINED COMPANY DEPOSIT COMPOSITION AS OF JUNE 30, 2024  Q2’24 Cost of Deposits: 1.80%   Loans / Deposits: 89.6%  SouthState Corporation  Independent Bank Group, Inc.  Combined Company(1)  Total Deposits: $37.1B  Total Deposits: $15.8B  Total Deposits: $52.9B  Q2’24 Cost of Deposits: 3.22%   Loans / Deposits: 92.3%  Q2’24 Cost of Deposits: 2.15%   Loans / Deposits: 90.4%  Source: SSB and IBTX earnings releases.  Excludes purchase accounting adjustments.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  DEPOSIT PORTFOLIO TRENDS  SSB Core Deposits(1) / Total Deposits (%)  IBTX Core Deposits(1) / Total Deposits (%)  SSB Historical Cost of Deposits  IBTX Historical Cost of Deposits  SSB Total Cost of Deposits  Core deposits are defined as total deposits less all time deposits.  Current cycle defined as Q4 2021 to Q2 2024.  Fed Funds Rate  IBTX Total Cost of Deposits  Fed Funds Rate  Current Cycle Deposit Beta(2): 33.1%  Current Cycle Deposit Beta(2): 57.0%

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  CONSERVATIVE SECURITIES PORTFOLIO AS OF JUNE 30, 2024  Available for Sale Securities ($mm)  Held to Maturity Securities ($mm)  SSB  IBTX  Total : $4.5B  Total : $1.5B  Total : $2.3B  Total : $0.2B  Note: Available for sale securities balances are shown as fair value and held to maturity securities are shown as amortized cost.  % of AFS is calculated as gross unrealized loss divided by amortized cost of AFS portfolio.  2.39%  Q2’24 Yield  7.17 years  Duration  9.3%  Of Total Assets  -$190.1M (13%)  AOCI, net of taxes (% of AFS(1))  2.48%  Q2’24 Yield  5.89 years  Duration  15.0%  Of Total Assets  -$620.8M (12%)  AOCI, net of taxes (% of AFS(1))

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  LIQUIDITY OVERVIEW AS OF JUNE 30, 2024  SSB  IBTX  Net of any outstanding balances as of 6/30/2024 and excludes cash balances.   Sources of Liquidity  Loans HFI / Deposit Ratio (%)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  INTEREST RATE SENSITIVITY AS OF JUNE 30, 2024  Percentage Change in Projected Net Interest Income from Baseline Over 1 Year  Note: The figures above illustrate the impact of an immediate and sustained decrease or increase in interest rate on net interest income over the 12 months based on SSB’s and IBTX’s interest rate sensitivity models.  SSB  IBTX

 Historical Interest Coverage and Debt Schedule

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IBTX – HISTORICAL DOUBLE LEVERAGE AND INTEREST COVERAGE

CURRENT OUTSTANDING DEBT SCHEDULE

Ordered by maturity date

Term / Structure	Company	Rank	Maturity Date	Call Date	Amount ($000)	Front-End Coupon	Back-End Coupon	Current Coupon
10yr	IBTX	Subordinated	8/1/2024	-	$110,000	5.875%	-	5.875%
10yr NC 5	SSB	Subordinated	6/1/2030	6/1/2025	$200,000	5.75%	3m SOFR + 561.7 bps	5.75%
10yr NC 5	SSB	Subordinated	9/1/2030	9/1/2025	$75,000	5.50%	3m SOFR + 536.3 bps	5.50%
10yr NC 5	IBTX	Subordinated	9/15/2030	9/15/2025	$130,000	4.00%	3m SOFR + 388.5 bps	4.00%
Trust Preferred	IBTX	Junior Subordinated	March 2033 to Sept. 2037	Currently Callable	$57,324	-	-	8.99%[(1)]
Trust Preferred	SSB	Junior Subordinated	Oct. 2033 to March 2037	Currently Callable	$117,637[(2)]	-	-	7.34%[(2)]

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.

Note: The table does not include any borrowings from government agencies or revolving lines of credit.
(1) Annualized rate for the 3 months ended 6/30/2024.
(2) Balance and interest rate as of 12/31/2023 per SSB's latest 10-K filing for the year ended December 31, 2023.

46

Appendix

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  HISTORICAL FINANCIALS – IBTX  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.  Loans HFI excludes mortgage warehouse purchase loans.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  HISTORICAL FINANCIALS – SSB  Represents a non-GAAP measure. See Appendix for non-GAAP reconciliation.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – IBTX

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – IBTX (CONTINUED)  This is not applicable starting in 2021 under the adoption of CECL..  Separation expense include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines, payments made due to the separation of executive officers and payments made related to the dissolution of a Company department.  COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.  Acquisition expenses includes all merger related expenses.  Assumes an adjusted effective tax rate of 21.0%, 20.5%, 20.4%, 20.3%, 20.2%, and 20.5%, respectively.  Excludes average balance of goodwill and net other intangible assets and preferred stock.  Calculated using adjusted net income.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – IBTX (CONTINUED)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – SSB

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – SSB (CONTINUED)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – SSB (CONTINUED)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – SSB (CONTINUED)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – SSB (CONTINUED)  (a)  (b)  (c)  (b) / (a + b)  (c) / (a + c)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – ILLUSTRATIVE COMBINED COMPANY EARNINGS ACCRETION  Note: The information presented on this slide reflects expectations regarding the combined company and is inclusive of the assumptions detailed on slide 11.   For illustrative purposes, assumes merger with SSB closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal costs.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – ILLUSTRATIVE COMBINED COMPANY TBV DILUTION  Note: The information presented on this slide reflects expectations regarding the combined company and is inclusive of the assumptions detailed on slide 11.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  NON-GAAP RECONCILIATION – ILLUSTRATIVE COMBINED COMPANY RETURN ON TCE  Note: The information presented on this slide reflects expectations regarding the combined company and is inclusive of the assumptions detailed on slide 11.   For illustrative purposes, assumes merger with SSB closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal costs.